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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              --------------------



         Date Of Report (Date Of Earliest Event Reported): JULY 22, 2002


                                VERITAS DGC INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                  001-7427                 76-0343152
     (State or Other              (Commission            (I.R.S. Employer
      Jurisdiction)                File No.)             Identification No.)

                                 10300 TOWN PARK
                              HOUSTON, TEXAS 77072
               (Address of Principal Executive Offices) (Zip Code)


                                  832-351-8300
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS

         On July 22, 2002, Veritas DGC Inc. and Petroleum Geo-Services ASA entered into a second amendment to the Agreement and Plan of Merger and Exchange Agreement dated as of November 26, 2001 and previously amended on June 21, 2002, among PGS, Veritas, VGS Inc., Neptune Holdco LLC and Neptune Mergerco Inc. A copy of the second amendment is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The text of a joint press release issued by PGS and Veritas on July 22, 2002 regarding the second amendment is filed herewith as Exhibit
99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      EXHIBITS

EXHIBIT NO.        DESCRIPTION
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2.1                Second Amendment to the Agreement and Plan of Merger and
                   Exchange Agreement, dated effective as of July 22, 2002, among Petroleum Geo-Services ASA, Veritas DGC Inc., VGS
                   Inc., Neptune Holdco LLC and Neptune Mergerco Inc.

99.1               Joint press release of PGS and Veritas issued July 22, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   VERITAS DGC INC.
                                   (Registrant)

                                             /s/ Matthew D. Fitzgerald
                                   ---------------------------------------------
                                                 Matthew D. Fitzgerald
                                      Executive Vice President, Chief Financial
                                                 Officer and Treasurer



Date:  July 26, 2002


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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------

2.1 Second Amendment to the Agreement and Plan of Merger and Exchange Agreement, dated effective as of July 22, 2002, among Petroleum Geo-Services ASA, Veritas DGC Inc., VGS Inc., Neptune Holdco LLC and Neptune Mergerco Inc.

99.1               Joint press release of PGS and Veritas issued July 22, 2002.